OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
(each a "Fund" and collectively, the "Funds")

Supplement to the Funds' Prospectuses
dated July 29, 2009

For Optimum Large Cap Growth Fund only:

The following information replaces the second paragraph under the heading "Large Cap Growth Fund" under the section "Who manages the Funds?" of the prospectuses:

Thomas F. Marsico is the founder and Chief Investment Officer of Marsico and co-manages the investment program for Marsico's portion of the Large Cap Growth Fund. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. A. Douglas Rao co-manages Marsico's portion of the Fund. Mr. Rao, who is also a senior analyst, joined Marsico in 2005, and has 10 years of experience as a securities analyst. Prior to joining Marsico, Mr. Rao spent more than four years at TCW Investment Management Company where he was a Senior Vice President and Financial Services Analyst for U.S. equities. Messrs. Marsico and Rao have held their Fund responsibilities since the inception of the Fund and June 2010, respectively.

For Optimum Small-Mid Cap Growth Fund only:

On April 30, 2010, Ameriprise Financial, Inc. ("Ameriprise Financial") acquired a portion of the asset management business of Columbia Management Group, LLC (the "Transaction") from Bank of America, N.A. This Transaction included Ameriprise Financial's purchase of Columbia Wanger Asset Management, L.P. ("Columbia WAM", a sub-adviser for the Optimum Small-Mid Cap Growth Fund). There was no change to the portfolio management team or investment strategy in connection with Columbia WAM's portion of the Fund as a result of the closing of the Transaction. In addition, Columbia WAM has converted from a limited partnership to a limited liability company and is now known as Columbia Wanger Asset Management, LLC. Further details regarding Columbia WAM and the Transaction will be provided via an Information Statement to be sent to Fund shareholders.

For Optimum Small-Mid Cap Value Fund only:

The following information replaces the sixth paragraph under the heading "Small-Mid Cap Value Fund" under the section "Who manages the Funds?" of the prospectuses:

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team members are: Ragen Stienke, Kellie Stark, David Spika, Grant Taber and Susan Byrne. Mr. Stienke, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2004. Prior to joining Westwood, Mr Stienke was with UBS Investment bank in the research department. Ms. Stark, CFA, is a Senior Vice President and Portfolio Manager who has been with Westwood since 1992. Mr. Spika, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2003. Mr. Taber, CFA, is a Vice President and Portfolio Manager and joined Westwood in 2008. Ms. Byrne is the Chairman, Chief Investment Officer, Portfolio Manager and founder of Westwood. They have held their Fund responsibilities since December 2008.

For Optimum International Fund only:

Fiona Barwick has announced her intention to transition her portfolio management responsibilities over the coming months (including her role on Mondrian's portion of the Fund), and she currently plans on resigning from Mondrian some time after the first quarter of 2011. It is anticipated that as of March 31, 2011, the remaining member of the portfolio management team for Mondrian's portion of the Fund, Emma Lewis, will continue to have primary responsibility for making day-to-day investment decisions for the Fund.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated June 15, 2010.